Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Upgrade, Inc. (the “Company”)

Citigroup Global Markets Inc. (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: Upgrade Auto Receivables Trust 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “UPGA 2025-1 Selected Loans Tape 20250831.xlsx” (the “Data File”) provided by the Structuring Agent on September 11, 2025, on behalf of the Company, containing information on 6,975 automobile retail installment sale contracts (the “Loans”) as of August 31, 2025, which we were informed are intended to be included as collateral in the offering by Upgrade Auto Receivables Trust 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of months were within $1.00, 0.1%, and 1 month, respectively.

•	The term “Loan Agreements” means the following information provided by the Company for each Selected Loan (defined below):

•	Retail Installment Sale Contract

•	Simple Interest Vehicle Contract for Sale and Security Agreement

The Loan Agreements were represented by the Company to be electronic copies of the original Loan Agreements. We make no representation regarding the validity or accuracy of the Loan Agreements, or the execution of the Loan Agreements by the signor.

•

The term “Title Document” means certificate of title, notice of liens, lien holders release forms, guarantee of title, application for vehicle transaction, dealer reassignment of title, application for title and registration, vehicle record, dealer, rebuilder, or lessor’s report of sale or lease, motor vehicle division statement, electronic title document, and/or other related documents which the Company informed us are acceptable forms of title.

•	The term “System Screenshots” means electronic screenshots provided by the Company for each of the Selected Loans from the Company’s asset system.

•

The term “FICO Band Support” means email correspondence entitled “[EXTERNAL] Re: UPGA 2025-1 Source Docs Request” provided by the Company on September 16, 2025, containing instructions and information related to attributes (i) fico_08_auto_low and (ii) fico_08_auto_high.

•	The term “Source Documents” means the Loan Agreements, Title Document, System Screenshots, and FICO Band Support.

•	The term “Instruction” means the instruction provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Source Documents and Instruction.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instruction, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instruction as applicable, constituted an exception. The Provided Information is listed in the order of priority.

Attribute	Provided Information
loan_id	System Screenshots

origination_date	Loan Agreements

loan_amount	Loan Agreements

original_maturity_date	System Screenshots

term_in_months	Loan Agreements

original_interest_rate	Loan Agreements

contractual_payment_amount	Loan Agreements

current_borrower_state	System Screenshots

Attribute	Provided Information
principal_balance	System Screenshots

fico_08_auto_low	System Screenshots, FICO Band Support

fico_08_auto_high	System Screenshots, FICO Band Support

remaining_term	Recompute using the following methodology: remaining_term = term_in_months – Payments Made – Payments Past Due, both from the System Screenshots

vehicle_condition	Loan Agreements

vehicle_model_year	Loan Agreements

vehicle_make	Loan Agreements

vehicle_model (excluding trim or engine type)	Loan Agreements

We found such information to be in agreement except as listed in Exhibit B.

C.	For each Selected Loan, we observed the presence of the following in the Title Documents:

An electronic copy of the Title Document listing the Company or variations of the Company’s name (e.g., “UPGRADE INC,” “UPGRADE, INC,” “UPGRADE INC.,” or “UPGRADE”) as the security interest holder of the vehicle. For purposes of this procedure, we were instructed by the Company to ignore differences due to punctuation. We did not perform any procedures to determine if the Title Document complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

September 29, 2025

Exhibit A

The Selected Loans

Selected Loan Number	loan_id	Selected Loan Number	loan_id	Selected Loan Number	loan_id
1	2943*****	31	3267*****	61	3319*****
2	3182*****	32	3270*****	62	3320*****
3	3199*****	33	3274*****	63	3321*****
4	3209*****	34	3277*****	64	3323*****
5	3216*****	35	3278*****	65	3324*****
6	3216*****	36	3279*****	66	3324*****
7	3216*****	37	3291*****	67	3324*****
8	3219*****	38	3291*****	68	3324*****
9	3220*****	39	3291*****	69	3327*****
10	3220*****	40	3293*****	70	3327*****
11	3220*****	41	3296*****	71	3332*****
12	3220*****	42	3297*****	72	3332*****
13	3221*****	43	3299*****	73	3332*****
14	3224*****	44	3300*****	74	3332*****
15	3229*****	45	3300*****	75	3332*****
16	3232*****	46	3300*****	76	3334*****
17	3232*****	47	3300*****	77	3335*****
18	3233*****	48	3302*****	78	3335*****
19	3246*****	49	3304*****	79	3335*****
20	3247*****	50	3304*****	80	3335*****
21	3251*****	51	3305*****	81	3336*****
22	3251*****	52	3305*****	82	3336*****
23	3255*****	53	3307*****	83	3338*****
24	3255*****	54	3308*****	84	3338*****
25	3257*****	55	3308*****	85	3339*****
26	3258*****	56	3309*****	86	3340*****
27	3260*****	57	3315*****	87	3341*****
28	3260*****	58	3316*****	88	3341*****
29	3261*****	59	3317*****	89	3341*****
30	3261*****	60	3319*****	90	3341*****

A-1

Selected Loan Number	loan_id	Selected Loan Number	loan_id
91	3341*****	121	3391*****
92	3342*****	122	3392*****
93	3342*****	123	3395*****
94	3342*****	124	3397*****
95	3343*****	125	3400*****
96	3343*****	126	3401*****
97	3344*****	127	3401*****
98	3345*****	128	3401*****
99	3345*****	129	3401*****
100	3346*****	130	3404*****
101	3346*****	131	3404*****
102	3348*****	132	3407*****
103	3351*****	133	3407*****
104	3352*****	134	3407*****
105	3356*****	135	3408*****
106	3359*****	136	3409*****
107	3360*****	137	3419*****
108	3363*****	138	3419*****
109	3366*****	139	3422*****
110	3366*****	140	3422*****
111	3366*****	141	3424*****
112	3372*****	142	3425*****
113	3374*****	143	3426*****
114	3378*****	144	3428*****
115	3381*****	145	3430*****
116	3384*****	146	3431*****
117	3384*****	147	3437*****
118	3384*****	148	3437*****
119	3384*****	149	3437*****
120	3391*****	150	3439*****

A-2

Exhibit B

Exception

Selected Loan Number	Customer Agreement ID	Attribute	Per Data File	Per Provided Information
54	3308*****	origination_date	2025-06-26	2025-06-28

B-1